UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

Annual report Delaware Limited-Term Diversified Income Fund December 31, 2012 Fixed income mutual fund

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Limited-Term Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	12
Statement of operations	36
Statements of changes in net assets	38
Financial highlights	40
Notes to financial statements	50
Report of independent registered
public accounting firm	67
Other Fund information	68
Board of trustees/directors and
officers addendum	72
About the organization	80

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Limited-Term Diversified Income Fund	January 8, 2013

Performance preview (for the year ended December 31, 2012)
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+2.49%
Barclays 1–3 Year U.S. Government/Credit Index (benchmark)	1-year return	+1.26%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The U.S. economy continued its sluggish but steady growth during the fiscal year ended Dec. 31, 2012. While U.S. gross domestic product (GDP) — a measure of the goods and services produced by the nation — expanded at a nice clip in late 2011, growth slowed noticeably thereafter. High unemployment continued to be a major challenge, with the country’s jobless rate finishing the Fund’s fiscal year at 7.9%, still uncomfortably high but a notable improvement over the 9.0% level at the beginning of the Fund’s fiscal year. (Data: U.S. Commerce Department; U.S. Labor Department.)

Against this backdrop, the U.S. Federal Reserve continued its efforts to stimulate U.S. economic growth by keeping short-term interest rates at a historically low level and initiating a third round of so-called “quantitative easing” in the form of bond-buying programs. Meanwhile, European officials continued to deal with a lingering sovereign debt crisis there, and many European countries were in recession when the Fund’s fiscal year drew to a close. Despite the significant headwinds that remained in place during the fiscal year, fixed income markets on the whole delivered reasonable returns. Performance across various fixed income sectors, however, varied widely. Generally speaking, higher-risk assets tended to outperform their more conservative counterparts. High yield and investment grade corporate bonds, for example, generated strong positive returns (15.81% and 9.82%, respectively, based on Barclays indices) while the broader Barclays U.S. Aggregate Index generated a more mild return of 4.22% during the Fund’s fiscal year.

Fund performance

For the fiscal year ended Dec. 31, 2012, Delaware Limited-Term Diversified Income Fund returned +2.49% for Class A shares at net asset value and -0.34% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Barclays 1–3 Year U.S. Government/ Credit Index returned +1.26%. For complete, annualized performance of Delaware Limited-Term Diversified Income Fund, please see the table on page 3.

The Fund’s commitment to seek broad diversification gives us the flexibility to shift the portfolio’s makeup across several fixed income asset classes based on our assessment of where the best potential opportunities may lie. In light of this mandate, the bulk of the Fund’s relative performance was generated by returns from four major

Portfolio management review
Delaware Limited-Term Diversified Income Fund

sectors: U.S. investment grade bonds, U.S. high yield debt, emerging market debt, and non-dollar developed market securities.

The Fund’s continued overweight to U.S. investment grade corporate bonds was a contributor to relative performance for the fiscal year, as was its emphasis on intermediate-term BBB-rated issues. Though small, an allocation to high yield also aided its relative performance. It is important to note, however, that we generally maintained a focus on what we viewed as higher-quality bonds within the high yield market. At times, this focus muted the Fund’s potential returns from this sector, even though the sector as a whole generated strong returns for the fiscal year.

The Fund’s exposure within structured product securities benefited performance for the period. More specifically, within the asset-backed securities (ABS) sector we favored AAA (investment grade) floating-rate debt, which has historically provided protection during periods of volatility. This sector was largely supported at times by strong collateral performance as well as significant investor demand for low volatility, higher-quality assets. Mortgage-backed securities (MBS) were inconsistent contributors to performance that at times benefited from both the support of the Fed and investor purchases. Lower-coupon mortgages performed stronger than their higher-coupon counterparts as the enhanced Home Affordable Refinance Program has been more effective helping troubled borrowers refinance than had been expected. Higher-coupon prepayment speeds have remained elevated and many investors have migrated into lower-coupon 30-year and 15-year mortgages as a result. The Fund’s exposure to what we view as high-quality commercial mortgage-backed securities (CMBS) also influenced outperformance at times as these securities benefited from a stabilizing commercial property market. A combination of strong investor demand and net negative supply within this market provided positive technicals, and as such, spreads compressed across the entire CMBS credit curve.

It is important to bear in mind that two bond sectors discussed thus far — high yield and structured product markets — are not included in the Fund’s benchmark index, and that the Fund’s positive performances in these sectors contributed notably to outperformance versus the index.

Overseas, the Fund’s small position in emerging market bonds (U.S. dollar–based as well as local-currency) helped relative performance; however, positions within the non-dollar developed market and currency hedge positions detracted for the period. Finally, the Fund’s underweight allocation to Treasury securities over the course of the fiscal year contributed to relative performance as this sector underperformed riskier assets (non-Treasurys).

At the end of the fiscal year, the Fund remained positioned with an emphasis on spread- and credit-based sectors. Specifically, it held an overweight allocation to U.S. investment grade bonds, while more than a quarter of its assets were invested in a combination of domestic high yield and emerging market debt. We also entered the Fund’s new fiscal year with a modest overweight to CMBS and ABS. Conversely, we are currently maintaining a significant underweight to U.S. Treasury debt, a sector that continues to offer historically low nominal yields that are sometimes negative when inflation is accounted for.

Performance summary
Delaware Limited-Term Diversified Income Fund	December 31, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through December 31, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+2.49%	+4.74%	+3.99%	n/a
Including sales charge	-0.34%	+4.14%	+3.70%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+1.62%	+3.88%	+3.54%	n/a
Including sales charge	-0.38%	+3.88%	+3.54%	n/a
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+1.62%	+3.88%	+3.11%	n/a
Including sales charge	+0.62%	+3.88%	+3.11%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+2.13%	+4.37%	n/a	+3.58%
Including sales charge	+2.13%	+4.37%	n/a	+3.58%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+2.64%	+4.89%	+4.15%	n/a
Including sales charge	+2.64%	+4.89%	+4.15%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from April 27, 2012 through April 30, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for

Performance summary
Delaware Limited-Term Diversified Income Fund

additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from April 27, 2012 through April 30, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	0.97%	1.67%	1.67%	1.27%	0.67%
(without fee waivers)
Net expenses	0.82%	1.67%	1.67%	1.17%	0.67%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

Performance of a $10,000 investment1
Average annual total returns from Dec. 31, 2002, through Dec. 31, 2012

For period beginning Dec. 31, 2002, through Dec. 31, 2012	Starting value	Ending value
Delaware Limited-Term Diversified Income Fund — Class A shares	$9,725	$14,373
Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$13,609

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 31, 2002, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect.

Performance summary
Delaware Limited-Term Diversified Income Fund

Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 3 through 6.

The chart also assumes $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index as of Dec. 31, 2002. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class B	DTIBX	245912605
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses
For the six-month period from July 1, 2012 to December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 31, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	7/1/12	12/31/12	Expense Ratio	7/1/12 to 12/31/12*
Actual Fund return†
Class A	$1,000.00	$999.70	0.80%	$4.02
Class B	1,000.00	995.50	1.65%	8.28
Class C	1,000.00	995.50	1.65%	8.28
Class R	1,000.00	998.00	1.15%	5.78
Institutional Class	1,000.00	1,000.50	0.65%	3.27
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.11	0.80%	$4.06
Class B	1,000.00	1,016.84	1.65%	8.36
Class C	1,000.00	1,016.84	1.65%	8.36
Class R	1,000.00	1,019.36	1.15%	5.84
Institutional Class	1,000.00	1,021.87	0.65%	3.30

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation
Delaware Limited-Term Diversified Income Fund	As of December 31, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.82%
Agency Mortgage-Backed Securities	18.09%
Collateralized Debt Obligations	0.10%
Commercial Mortgage-Backed Securities	1.65%
Convertible Bonds	0.55%
Corporate Bonds	38.20%
Banking	6.66%
Basic Industry	2.98%
Brokerage	0.46%
Capital Goods	1.84%
Communications	3.62%
Consumer Cyclical	4.11%
Consumer Non-Cyclical	5.51%
Electric	0.99%
Energy	3.95%
Finance Companies	1.41%
Insurance	1.73%
Natural Gas	1.64%
Real Estate Investment Trusts	0.45%
Technology	1.96%
Transportation	0.89%
Municipal Bonds	1.17%
Non-Agency Asset-Backed Securities	23.65%
Non-Agency Collateralized Mortgage Obligations	0.04%
Regional Bonds	3.63%
Senior Secured Loan	0.00%
Sovereign Bonds	4.33%
U.S. Treasury Obligations	6.40%
Preferred Stock	0.29%

Security type/sector	Percentage of net assets
Short-Term Investments	9.84%
Total Value of Securities	109.77%
Liabilities Net of Receivables and Other Assets	(9.77%)
Total Net Assets	100.00%

Statement of net assets
Delaware Limited-Term Diversified Income Fund	December 31, 2012

		Principal amount°		Value (U.S. $)
Agency Asset-Backed Securities – 0.01%
	Fannie Mae Grantor Trust
	Series 2003-T4 2A5 5.407% 9/26/33	USD	213,201	$227,768
	Fannie Mae Whole Loan
	Series 2001-W2 AS5 6.473% 10/25/31		5,678	5,940
t	Freddie Mac Structured Pass Through
	Securities Series T-30 A5
	8.091% 12/25/30		5,652	6,101
•	SLM Student Loan Trust
	Series 2004-4 A4 0.445% 1/25/19		7,575	7,571
Total Agency Asset-Backed Securities
(cost $230,725)				247,380

Agency Collateralized Mortgage Obligations – 1.82%
•	E.F. Hutton Trust III
	Series 1 A 1.06% 10/25/17		10,393	10,432
	Fannie Mae Grantor Trust
	•Series 2001-T5 A2 6.991% 2/19/30		44,365	52,738
	Series 2002-T1 A2 7.00% 11/25/31		119,856	142,583
	Fannie Mae REMICs
	Series 2002-90 A1 6.50% 6/25/42		1,336	1,570
	Series 2003-32 PH 5.50% 3/25/32		19,077	19,536
	Series 2003-52 NA 4.00% 6/25/23		326,972	349,383
	Series 2003-120 BL 3.50% 12/25/18		1,184,970	1,249,943
	•Series 2004-36 FA 0.61% 5/25/34		651,360	655,448
	Series 2004-49 EB 5.00% 7/25/24		97,364	107,493
	•Series 2005-66 FD 0.51% 7/25/35		2,816,834	2,821,969
	Series 2005-110 MB 5.50% 9/25/35		38,159	41,883
	•Series 2006-105 FB 0.63% 11/25/36		321,144	323,274
	Series 2010-29 PA 4.50% 10/25/38		499,422	519,734
	Series 2011-88 AB 2.50% 9/25/26		600,156	617,580
	•Series 2011-105 FP 0.61% 6/25/41		4,985,337	5,003,927
	Fannie Mae Whole Loan
	•Series 2002-W1 2A 6.94% 2/25/42		136,366	158,951
	Series 2004-W9 2A1 6.50% 2/25/44		145,408	166,224
	Freddie Mac REMIC
	Series 2901 CA 4.50% 11/15/19		454,622	478,932
	Series 2931 GC 5.00% 1/15/34		315,000	329,279
	•Series 3016 FL 0.599% 8/15/35		640,722	642,628
	Series 3027 DE 5.00% 9/15/25		103,866	114,024
	•Series 3067 FA 0.559% 11/15/35		6,348,416	6,374,698

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMIC (continued)
	Series 3173 PE 6.00% 4/15/35	USD	54,755	$56,875
	•Series 3232 KF 0.659% 10/15/36		283,800	286,097
	•Series 3241 FM 0.589% 11/15/36		122,241	122,862
	•Series 3297 BF 0.449% 4/15/37		2,091,888	2,092,911
	•Series 3316 FB 0.509% 8/15/35		508,455	509,078
	Series 3416 GK 4.00% 7/15/22		3,066	3,150
	Series 3581 PE 4.50% 1/15/39		11,116,382	11,888,258
	Series 3737 NA 3.50% 6/15/25		451,912	472,885
	•Series 3780 LF 0.609% 3/15/29		1,574,818	1,576,996
	•Series 3800 AF 0.709% 2/15/41		5,679,535	5,727,419
	•Series 3803 TF 0.609% 11/15/28		1,533,258	1,539,934
t	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		54,460	65,305
	Series T-54 2A 6.50% 2/25/43		1,274	1,499
	Series T-58 2A 6.50% 9/25/43		931,523	1,085,686
	•Series T-60 1A4C 4.999% 3/25/44		692,465	704,053
Total Agency Collateralized Mortgage
Obligations (cost $45,763,309)				46,315,237

Agency Mortgage-Backed Securities – 18.09%
	Fannie Mae
	4.00% 9/1/20		9,695,182	10,394,346
	6.50% 8/1/17		70,488	78,004
	9.00% 11/1/15		56,487	58,920
	10.00% 10/1/30		102,534	116,405
	10.50% 6/1/30		27,012	27,774
•	Fannie Mae ARM
	2.28% 12/1/33		194,390	204,840
	2.629% 8/1/34		242,902	257,703
	2.775% 4/1/36		10,084	10,759
	2.777% 6/1/34		155,266	165,119
	2.803% 11/1/35		773,894	827,025
	2.811% 11/1/35		101,161	107,893
	2.93% 4/1/36		920,923	976,159
	3.463% 1/1/41		406,332	429,935
	3.688% 11/1/39		1,089,232	1,154,798
	3.789% 3/1/38		14,176	15,046
	4.536% 11/1/39		4,607,860	4,919,723
	4.984% 9/1/38		2,994,217	3,200,030

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Fannie Mae ARM (continued)
	5.155% 8/1/35	USD	57,607	$61,909
	6.035% 6/1/36		340,886	366,820
	6.048% 7/1/36		285,210	308,536
	6.176% 4/1/36		82,767	88,539
	6.281% 8/1/36		143,897	153,411
	6.326% 7/1/36		216,184	230,793
	Fannie Mae FHAVA 30 yr
	7.50% 3/1/25		4,399	4,409
	10.00% 1/1/19		42,816	43,948
	Fannie Mae S.F. 15 yr
	2.50% 12/1/27		4,801,000	5,024,046
	3.00% 11/1/27		108,176	115,050
	4.00% 11/1/25		18,288,738	19,903,669
	4.50% 9/1/20		2,854,139	3,078,070
	5.00% 9/1/18 to 9/1/25		28,466,571	30,825,964
	5.50% 1/1/23 to 4/1/23		97,386	105,324
	6.00% 3/1/18 to 8/1/22		1,816,534	1,932,792
	7.00% 11/1/14		185	192
	8.00% 10/1/16		88,200	94,318
	Fannie Mae S.F. 15 yr TBA
	2.50% 1/1/27		45,370,000	47,440,005
	3.00% 1/1/27		157,372,000	166,101,235
	Fannie Mae S.F. 20 yr
	5.50% 12/1/29		292,804	318,506
	6.50% 2/1/22		128,523	143,098
	Fannie Mae S.F. 30 yr
	3.50% 8/1/42		5,690,516	6,139,324
	4.50% 8/1/41		84,797	92,053
	5.00% 3/1/34		10,029	10,927
	5.50% 4/1/34		12,028,607	13,237,471
	6.00% 9/1/34 to 2/1/41		21,251,303	23,388,856
	6.50% 6/1/29 to 12/1/37		63,652	72,138
	7.00% 12/1/34 to 12/1/37		1,678,530	1,935,090
	7.50% 6/1/31 to 6/1/34		19,633	23,452
	8.00% 11/1/21 to 5/1/24		82,351	93,456
	9.00% 8/1/22		85,122	97,048
	9.25% 6/1/16 to 8/1/16		23,602	23,688
	10.00% 2/1/25		179,392	208,791
	11.00% 9/1/15 to 8/1/20		15,396	16,856

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr TBA
	3.00% 1/1/42	USD	45,072,000	$47,227,004
	3.50% 1/1/42		5,423,000	5,781,638
	Freddie Mac
	6.00% 1/1/17		22,075	22,496
	6.50% 6/17/14 to 3/1/16		333,151	352,654
•	Freddie Mac ARM
	2.362% 4/1/33		104,603	105,458
	2.375% 2/1/35		175,259	185,637
	2.675% 2/1/37		10,003	10,748
	2.764% 7/1/36		92,651	98,755
	2.787% 4/1/34		43,078	45,976
	5.046% 8/1/38		76,006	81,844
	5.074% 7/1/38		3,462,373	3,710,849
	5.679% 6/1/37		567,250	613,215
	5.812% 10/1/36		15,365	16,610
	6.15% 10/1/37		767,966	837,368
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18 to 12/1/22		327,630	352,505
	5.50% 7/1/24		4,032,506	4,377,243
	8.00% 7/1/16		28,435	30,244
	Freddie Mac S.F. 30 yr
	5.50% 7/1/38 to 7/1/40		4,101,424	4,437,962
	6.00% 2/1/36 to 5/1/40		40,368,759	44,153,232
	7.00% 11/1/33		968	1,141
	8.00% 5/1/31		130,341	159,686
	9.00% 9/1/30		92,825	102,462
	11.00% 5/1/20		2,408	2,921
	11.50% 6/1/15 to 3/1/16		37,490	40,691
	GNMA I GPM 30 yr 12.25% 1/15/14		1,706	1,715
	GNMA I S.F. 15 yr 6.00% 1/15/22		3,295,603	3,611,240
	GNMA I S.F. 30 yr
	7.50% 12/15/23 to 1/15/32		174,124	212,519
	8.00% 6/15/30		7,908	8,273
	9.00% 5/15/16 to 2/15/17		12,400	12,780
	9.50% 12/15/16 to 8/15/17		3,654	3,977
	11.00% 7/15/13 to 8/15/19		58,052	59,982
	GNMA II GPM 9.75% 12/20/16 to 9/20/17		10,849	10,952

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	GNMA II S.F. 30 yr
	9.50% 11/20/20 to 11/20/21	USD	77,607	$93,902
	10.50% 6/20/20		1,754	1,762
	11.00% 9/20/15 to 10/20/15		16,527	18,143
	11.50% 1/20/18 to 8/20/18		21,909	23,391
	12.00% 4/20/14 to 10/20/15		38,287	39,137
	12.50% 10/20/13 to 1/20/14		4,651	4,726
Total Agency Mortgage-Backed Securities
(cost $458,097,671)				461,475,101

Collateralized Debt Obligations – 0.10%
•#@	Balboa CDO I
	Series 2001-1A A 144A 1.139% 7/15/14		150,148	150,111
•#	Celerity CLO
	Series 2004-1A C 144A 2.091% 3/30/16		282,017	282,259
•#@	Guggenheim 1888 Fund
	Series 2002-1A A1 144A 0.89% 1/15/15		930,095	928,821
•#@	Gulf Stream Compass CLO
	Series 2004-1A A 144A 0.70% 7/15/16		138,014	137,961
•#	Newton CDO 144A 1.12% 3/27/14		1,045,651	1,043,213
Total Collateralized Debt Obligations
(cost $2,513,790)				2,542,365

Commercial Mortgage-Backed Securities – 1.65%
•#	American Tower Trust
	Series 2007-1A AFL 144A 0.399% 4/15/37		250,000	249,498
•	Bear Stearns Commercial Mortgage Securities
	Series 2005-T20 A4A 5.149% 10/12/42		1,005,000	1,115,019
t•	Commercial Mortgage
	Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44		4,105,000	4,529,991
•	Credit Suisse First Boston
	Mortgage Securities
	Series 2004-C1 A4 4.75% 1/15/37		3,314,562	3,419,484
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.409% 2/15/39		103,164	107,452
#	DBUBS Mortgage Trust
	Series 2011-LC1A A3 144A
	5.002% 11/10/46		1,360,000	1,620,066

	Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	USD	4,483,000	$4,737,092
Series 2005-GG4 A4 4.761% 7/10/39		3,310,000	3,567,286
Series 2005-GG4 A4A 4.751% 7/10/39		6,435,000	6,940,457
•Series 2006-GG6 A4 5.553% 4/10/38		1,160,000	1,305,974
• JPMorgan Chase Commercial Mortgage
Securities Series 2005-LDP5 A4
5.20% 12/15/44		1,625,000	1,811,176
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38		421,480	429,355
•Series 2005-CKI1 A6 5.263% 11/12/37		1,795,000	1,995,101
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42		5,715,000	6,243,746
•Series 2007-T27 A4 5.651% 6/11/42		3,440,000	4,073,576
Total Commercial Mortgage-Backed
Securities (cost $38,203,890)			42,145,273

Convertible Bonds – 0.55%
L-3 Communications Holdings
3.00% exercise price $91.21,
expiration date 8/1/35		5,520,000	5,616,600
Medtronic 1.625% exercise price $53.13,
expiration date 4/15/13		2,500,000	2,510,938
NuVasive 2.25% exercise price $44.74,
expiration date 3/15/13		5,893,000	5,900,366
Total Convertible Bonds (cost $13,499,466)			14,027,904

Corporate Bonds – 38.20%
Banking – 6.66%
Abbey National Treasury Services
4.00% 4/27/16		5,820,000	6,158,724
# Bank Nederlandse Gemeenten 144A
1.375% 9/27/17		2,990,000	3,007,489
1.75% 10/6/15		1,000	1,028
Bank of America 1.50% 10/9/15		8,515,000	8,564,319
Bank of New York Mellon 1.969% 6/20/17		2,530,000	2,611,967
BB&T 5.20% 12/23/15		6,410,000	7,151,240
• Branch Banking & Trust 0.63% 9/13/16		9,975,000	9,828,767
BVA US Senior 4.664% 10/9/15		2,005,000	2,057,090
Comerica 3.00% 9/16/15		6,325,000	6,683,008

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
•#	Commonwealth Bank of Australia 144A
	0.588% 9/17/14	USD	32,225,000	$32,347,680
	Fifth Third Bancorp 3.625% 1/25/16		5,425,000	5,800,426
	Goldman Sachs Group 3.30% 5/3/15		4,170,000	4,348,659
#	HSBC Bank 144A 3.10% 5/24/16		8,485,000	8,978,182
	JPMorgan Chase
	2.00% 8/15/17		1,710,000	1,748,682
	3.45% 3/1/16		18,539,000	19,703,416
•	JPMorgan Chase Bank 0.64% 6/13/16		1,750,000	1,702,729
	KeyBank 5.45% 3/3/16		6,050,000	6,768,105
	PNC Financial Services Group 2.854% 11/9/22		770,000	776,139
	Santander Holdings USA
	3.00% 9/24/15		3,405,000	3,469,709
	4.625% 4/19/16		2,090,000	2,186,742
	SunTrust Banks
	•0.602% 8/24/15		1,310,000	1,273,506
	3.60% 4/15/16		4,465,000	4,772,987
•	UBS 1.313% 1/28/14		5,660,000	5,696,201
	US Bancorp 3.15% 3/4/15		2,135,000	2,251,071
	US Bank 6.30% 2/4/14		2,390,000	2,535,190
•	USB Capital IX 3.50% 10/29/49		6,960,000	6,299,983
•#	USB Realty 144A 1.487% 12/22/49		400,000	344,056
	Wachovia Bank 5.60% 3/15/16		4,805,000	5,411,574
	Wells Fargo 2.625% 12/15/16		1,800,000	1,901,446
	Wells Fargo Bank
	•0.52% 5/16/16		1,825,000	1,787,693
	4.75% 2/9/15		590,000	633,990
	Zions Bancorporation
	4.50% 3/27/17		2,325,000	2,431,383
	7.75% 9/23/14		685,000	748,432
				169,981,613
Basic Industry – 2.98%
#	Anglo American Capital 144A
	2.625% 9/27/17		2,895,000	2,957,703
	ArcelorMittal 5.00% 2/25/17		11,525,000	11,644,064
	Barrick Gold 2.90% 5/30/16		12,520,000	13,146,675
	Cabot 2.55% 1/15/18		3,915,000	4,040,206
	CF Industries 6.875% 5/1/18		7,410,000	9,062,534

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
	Dow Chemical
	3.00% 11/15/22	USD	3,115,000	$3,114,664
	5.90% 2/15/15		8,540,000	9,426,324
	Ecolab 1.45% 12/8/17		1,835,000	1,828,831
#	Georgia-Pacific 144A 5.40% 11/1/20		5,750,000	6,851,574
	International Paper 5.25% 4/1/16		550,000	611,069
	Lubrizol 5.50% 10/1/14		1,380,000	1,496,500
#	NewMarket 144A 4.10% 12/15/22		790,000	805,471
	Rio Tinto Finance USA 1.625% 8/21/17		10,960,000	11,109,209
				76,094,824
Brokerage – 0.46%
	Jefferies Group 5.875% 6/8/14		2,805,000	2,966,287
^	JPMorgan Structured Products
	0.641% 5/18/15	BRL	2,419,000	2,890,112
	Lazard Group
	6.85% 6/15/17	USD	1,762,000	2,038,534
	7.125% 5/15/15		3,519,000	3,914,169
				11,809,102
Capital Goods – 1.84%
	Caterpillar 1.50% 6/26/17		8,535,000	8,653,474
	John Deere Capital 1.70% 1/15/20		14,000,000	13,879,488
	Precision Castparts 1.25% 1/15/18		9,105,000	9,131,131
	United Technologies 1.80% 6/1/17		6,030,000	6,213,614
#	URS 144A 3.85% 4/1/17		5,140,000	5,300,085
	Waste Management 2.60% 9/1/16		3,525,000	3,695,910
				46,873,702
Communications – 3.62%
	AT&T
	1.70% 6/1/17		5,910,000	6,000,559
	2.40% 8/15/16		3,500,000	3,655,670
#	CC Holdings GS V 144A 3.849% 4/15/23		3,000,000	3,058,389
	Comcast 5.85% 11/15/15		7,835,000	8,923,806
#	COX Communications 144A 5.875% 12/1/16		4,450,000	5,199,536
#	Crown Castle Towers 144A 3.214% 8/15/15		2,790,000	2,910,729
#	Deutsche Telekom International Finance 144A
	2.25% 3/6/17		4,225,000	4,336,992
	3.125% 4/11/16		2,680,000	2,836,954

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
	DIRECTV Holdings
	2.40% 3/15/17	USD	2,190,000	$2,245,492
	3.50% 3/1/16		3,550,000	3,763,714
	eBay 1.35% 7/15/17		980,000	992,502
	Interpublic Group
	2.25% 11/15/17		1,600,000	1,578,784
	3.75% 2/15/23		2,050,000	2,059,772
	Rogers Communications 7.50% 3/15/15		5,960,000	6,791,468
	Symantec 2.75% 6/15/17		2,205,000	2,270,001
	Telecom Italia Capital
	4.95% 9/30/14		10,000	10,465
	5.25% 11/15/13		1,700,000	1,751,000
	Time Warner Cable
	5.85% 5/1/17		9,300,000	10,996,979
	7.50% 4/1/14		2,705,000	2,931,901
	8.25% 2/14/14		1,510,000	1,636,150
•	Verizon Communications 0.92% 3/28/14		5,115,000	5,146,846
	Virgin Media Secured Finance 6.50% 1/15/18		5,500,000	5,946,875
#	Vivendi 144A 3.45% 1/12/18		6,920,000	7,154,277
				92,198,861
Consumer Cyclical – 4.11%
	Amazon.com 2.50% 11/29/22		5,305,000	5,240,115
	Brinker International 5.75% 6/1/14		4,000,000	4,232,608
	Costco Wholesale 1.70% 12/15/19		10,075,000	10,160,194
	Dollar General 4.125% 7/15/17		650,000	685,750
	Ford Motor Credit
	3.00% 6/12/17		1,000,000	1,028,491
	3.984% 6/15/16		1,800,000	1,912,831
	4.25% 2/3/17		5,055,000	5,420,466
#	Hyundai Capital America 144A
	2.125% 10/2/17		255,000	257,115
	4.00% 6/8/17		2,170,000	2,344,396
	Lowe’s 1.625% 4/15/17		7,610,000	7,795,319
•	Target 0.495% 7/18/14		21,300,000	21,371,845
	Time Warner
	3.15% 7/15/15		5,500,000	5,819,781
	5.875% 11/15/16		3,265,000	3,826,329
	Viacom 2.50% 12/15/16		7,420,000	7,743,913

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Walgreen 1.80% 9/15/17	USD	11,685,000	$11,763,313
	Wal-Mart Stores 1.50% 10/25/15		6,940,000	7,148,047
	Walt Disney 2.35% 12/1/22		2,375,000	2,402,096
	Wyndham Worldwide 2.95% 3/1/17		5,570,000	5,701,151
				104,853,760
Consumer Non-Cyclical – 5.51%
#	AbbVie 144A 1.75% 11/6/17		7,590,000	7,681,444
#	ADT 144A 2.25% 7/15/17		3,055,000	3,033,982
	Anheuser-Busch 5.60% 3/1/17		4,490,000	5,291,263
	Anheuser-Busch InBev Worldwide
	1.375% 7/15/17		7,420,000	7,506,361
	Brown-Forman 1.00% 1/15/18		4,060,000	4,041,937
	CareFusion 6.375% 8/1/19		1,500,000	1,791,132
	CR Bard 1.375% 1/15/18		7,605,000	7,654,440
	Dr. Pepper Snapple Group 2.00% 1/15/20		6,060,000	6,051,522
#	Express Scripts Holding 144A
	2.65% 2/15/17		2,435,000	2,533,381
	3.50% 11/15/16		2,895,000	3,098,044
#	Heineken 144A 1.40% 10/1/17		10,800,000	10,779,707
	Ingredion 1.80% 9/25/17		3,545,000	3,525,662
#	Korea Expressway 144A 1.875% 10/22/17		2,610,000	2,593,813
	Kraft Foods Group
	#144A 2.25% 6/5/17		6,985,000	7,232,304
	2.625% 5/8/13		4,000,000	4,025,708
	Laboratory Corporation of America Holdings
	2.20% 8/23/17		3,270,000	3,360,164
	McKesson 5.70% 3/1/17		400,000	473,001
	Molson Coors Brewing 2.00% 5/1/17		6,345,000	6,506,702
	Newell Rubbermaid 2.05% 12/1/17		1,620,000	1,643,456
#	Pernod-Ricard 144A 2.95% 1/15/17		4,970,000	5,232,053
	Quest Diagnostics
	3.20% 4/1/16		5,630,000	5,942,730
	5.45% 11/1/15		6,000,000	6,666,696
#	SABMiller Holdings 144A 2.45% 1/15/17		7,048,000	7,353,869
	Stryker 2.00% 9/30/16		7,505,000	7,821,869
	Western Union
	2.875% 12/10/17		2,160,000	2,142,675
	3.65% 8/22/18		910,000	931,364

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	Woolworths 144A 2.55% 9/22/15	USD	11,825,000	$12,290,799
	Yale University 2.90% 10/15/14		3,310,000	3,455,362
				140,661,440
Electric – 0.99%
	American Electric Power 1.65% 12/15/17		1,460,000	1,466,852
	Appalachian Power 3.40% 5/24/15		4,180,000	4,418,920
	CenterPoint Energy 5.95% 2/1/17		2,365,000	2,750,095
	Duke Energy Carolinas 1.75% 12/15/16		7,045,000	7,229,509
	Jersey Central Power & Light 5.625% 5/1/16		4,560,000	5,177,652
	Public Service Electric & Gas 2.70% 5/1/15		3,935,000	4,109,293
				25,152,321
Energy – 3.95%
	Apache 2.625% 1/15/23		2,085,000	2,085,657
#	BG Energy Capital 144A 2.875% 10/15/16		5,375,000	5,678,112
	Chevron 2.355% 12/5/22		3,090,000	3,101,739
	Devon Energy 1.875% 5/15/17		4,000,000	4,081,900
	EOG Resources 2.625% 3/15/23		1,955,000	1,973,144
	Murphy Oil
	2.50% 12/1/17		2,755,000	2,775,180
	3.70% 12/1/22		1,650,000	1,647,106
	National Oilwell Varco 1.35% 12/1/17		5,000,000	5,037,790
	Noble Holding International 3.05% 3/1/16		13,895,000	14,508,646
	Occidental Petroleum
	1.50% 2/15/18		4,725,000	4,791,462
	2.70% 2/15/23		825,000	843,628
	Petrobras International Finance 3.50% 2/6/17		13,190,000	13,865,949
	Petrohawk Energy
	7.25% 8/15/18		9,605,000	10,856,196
	7.875% 6/1/15		315,000	329,082
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		161,600	178,406
#	Schlumberger Norge 144A 1.95% 9/14/16		5,525,000	5,676,197
	Shell International Finance
	2.25% 1/6/23		2,680,000	2,653,564
	3.10% 6/28/15		1,930,000	2,045,798
#	Sinopec Group Overseas Development 144A
	2.75% 5/17/17		290,000	301,437
	Statoil 1.80% 11/23/16		7,595,000	7,817,047

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Transocean
	2.50% 10/15/17	USD	4,840,000	$4,896,410
	5.05% 12/15/16		210,000	234,030
	Weatherford Bermuda
	4.95% 10/15/13		30,000	30,877
	5.15% 3/15/13		49,000	49,391
#	Woodside Finance 144A 8.125% 3/1/14		4,940,000	5,331,589
				100,790,337
Finance Companies – 1.41%
#	CDP Financial 144A 3.00% 11/25/14		6,350,000	6,639,579
	General Electric Capital
	•0.568% 9/15/14		3,535,000	3,532,246
	5.625% 5/1/18		15,920,000	18,927,750
#	General Electric Capital 144A 3.80% 6/18/19		2,235,000	2,384,984
	International Lease Finance
	6.625% 11/15/13		341,000	355,493
	8.75% 3/15/17		3,596,000	4,171,360
				36,011,412
Insurance – 1.73%
	American International Group 8.25% 8/15/18		505,000	665,075
•	Chubb 6.375% 3/29/67		3,030,000	3,317,850
	MetLife
	1.756% 12/15/17		5,105,000	5,191,514
	6.75% 6/1/16		7,570,000	8,972,486
#	Metropolitan Life Global Funding I 144A
	3.125% 1/11/16		7,500,000	7,955,753
	Principal Financial Group 1.85% 11/15/17		5,050,000	5,082,608
•	Prudential Financial 5.625% 6/15/43		1,200,000	1,249,560
	WellPoint 1.875% 1/15/18		10,535,000	10,678,624
•#	ZFS Finance USA Trust II 144A
	6.45% 12/15/65		1,015,000	1,091,125
				44,204,595
Natural Gas – 1.64%
	Energy Transfer Partners 8.50% 4/15/14		229,000	249,087
	Enterprise Products Operating
	3.20% 2/1/16		3,000,000	3,172,245
	9.75% 1/31/14		4,450,000	4,870,013

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
# GDF Suez 144A 1.625% 10/10/17	USD	7,595,000	$7,601,889
ONEOK Partners 2.00% 10/1/17		10,340,000	10,437,713
Sempra Energy 2.30% 4/1/17		5,490,000	5,706,471
Williams Partners 7.25% 2/1/17		7,945,000	9,660,564
			41,697,982
Real Estate Investment Trusts – 0.45%
Health Care REIT 3.625% 3/15/16		7,305,000	7,719,719
Mack-Cali Realty 2.50% 12/15/17		3,640,000	3,683,185
			11,402,904
Technology – 1.96%
Autodesk 1.95% 12/15/17		1,810,000	1,803,118
Corning 1.45% 11/15/17		3,800,000	3,819,422
Hewlett-Packard
3.00% 9/15/16		2,770,000	2,790,149
3.30% 12/9/16		2,735,000	2,786,484
Intel 2.70% 12/15/22		2,900,000	2,902,230
Microsoft 2.125% 11/15/22		2,660,000	2,639,781
National Semiconductor 6.60% 6/15/17		3,325,000	4,110,355
NetApp
2.00% 12/15/17		2,700,000	2,693,534
3.25% 12/15/22		1,860,000	1,834,883
Oracle
2.50% 10/15/22		4,775,000	4,828,437
5.75% 4/15/18		265,000	322,883
# Seagate Technology International 144A
10.00% 5/1/14		3,513,000	3,798,431
Xerox
•1.13% 5/16/14		2,260,000	2,256,034
4.25% 2/15/15		8,500,000	8,943,895
6.35% 5/15/18		3,890,000	4,491,526
			50,021,162
Transportation – 0.89%
Burlington Northern Santa Fe 7.00% 2/1/14		4,235,000	4,522,087
CSX 5.60% 5/1/17		1,371,000	1,603,084
# ERAC USA Finance 144A
1.40% 4/15/16		1,220,000	1,229,163
2.25% 1/10/14		7,840,000	7,921,873
2.75% 7/1/13		2,095,000	2,117,538

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Transportation (continued)
#	Penske Truck Leasing 144A
	3.375% 3/15/18	USD	2,535,000	$2,560,763
	3.75% 5/11/17		2,700,000	2,828,039
				22,782,547
Total Corporate Bonds (cost $939,750,066)				974,536,562

Municipal Bonds – 1.17%
	Railsplitter Tobacco Settlement Authority,
	Illinois Revenue 5.00% 6/1/15		3,995,000	4,348,717
	State of California 2.50% 6/20/13		25,200,000	25,458,300
Total Municipal Bonds (cost $29,562,941)				29,807,017

Non-Agency Asset-Backed Securities – 23.65%
•	Ally Master Owner Trust
	Series 2010-4 A 1.279% 8/15/17		13,780,000	14,009,217
	Series 2011-1 A1 1.079% 1/15/16		17,855,000	17,971,540
	Series 2012-3 A1 0.909% 6/15/17		9,000,000	9,055,530
•	American Express Credit Account Master Trust
	Series 2011-1 A 0.379% 4/17/17		8,010,000	8,027,374
	Series 2011-1 B 0.909% 4/17/17		2,750,000	2,767,713
	Series 2011-2 A 0.329% 6/15/16		5,405,000	5,408,184
	Series 2012-4 A 0.449% 5/15/20		9,000,000	9,017,325
•#	ARI Fleet Lease Trust 144A
	Series 2012-A A 0.759% 3/15/20		6,874,436	6,893,657
	Series 2012-B A 0.509% 1/15/21		11,349,585	11,352,639
•	Bank of America Credit Card Trust
	Series 2006-A7 A7 0.249% 12/15/16		2,656,000	2,655,198
	Series 2007-A4 A4 0.249% 11/15/19		6,495,000	6,430,446
	Series 2007-A6 A6 0.269% 9/15/16		7,915,000	7,915,127
	Series 2007-A10 A10 0.279% 12/15/16		4,900,000	4,904,420
	Series 2008-C5 C5 4.959% 3/15/16		15,700,000	16,248,589
	BMW Vehicle Lease Trust Series 2012-1 A3
	0.75% 2/20/15		6,575,000	6,597,506
•#	Cabela’s Master Credit Card Trust 144A
	Series 2010-2A A2 0.909% 9/17/18		9,630,000	9,722,958
	Series 2012-1A A2 0.739% 2/18/20		2,000,000	2,015,140
	Series 2012-2A A2 0.689% 6/15/20		6,000,000	6,013,362

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Capital One Multi-Asset Execution Trust
	•Series 2004-A1 A1 0.419% 12/15/16	USD	6,110,000	$6,120,521
	•Series 2006-A5 A5 0.269% 1/15/16		16,310,000	16,309,657
	•Series 2006-A8 A8 0.239% 4/15/16		2,200,000	2,199,897
	•Series 2007-A1 A1 0.259% 11/15/19		3,675,000	3,648,389
	•Series 2007-A2 A2 0.289% 12/16/19		5,000,000	4,984,215
	Series 2007-A7 A7 5.75% 7/15/20		2,075,000	2,523,273
	Chase Funding Mortgage Loan Asset-
	Backed Certificates Series 2002-3 1A6
	4.707% 6/25/32		5,372	5,412
•	Chase Issuance Trust
	Series 2008-A6 A6 1.409% 5/15/15		7,813,000	7,847,260
	Series 2012-A6 A 0.339% 8/15/17		13,000,000	13,010,348
	Series 2012-A9 A9 0.359% 10/16/17		11,500,000	11,506,475
	Series 2012-A10 A10 0.47% 12/16/19		11,520,000	11,520,000
•#	Chesapeake Funding 144A
	Series 2009-2A A 1.959% 9/15/21		14,910,239	15,003,667
	Series 2012-1A A 0.963% 11/7/23		7,835,000	7,852,707
	Series 2012-2A A 0.658% 5/7/24		10,620,000	10,620,000
•	Citibank Credit Card Issuance Trust
	Series 2008-A6 A6 1.411% 5/22/17		7,250,000	7,430,177
•#	Citibank Omni Master Trust
	Series 2009-A14A A14 144A
	2.959% 8/15/18		15,780,000	16,415,713
	Conseco Financial Series GT 1997-6 A8
	7.07% 1/15/29		629,683	678,716
•	Discover Card Master Trust
	Series 2010-A1 A1 0.859% 9/15/15		12,150,000	12,163,231
	Series 2010-A2 A2 0.789% 3/15/18		10,000,000	10,128,680
	Series 2011-A1 A1 0.559% 8/15/16		3,620,000	3,629,723
	Series 2011-A3 A 0.419% 3/15/17		10,940,000	10,972,678
	Series 2011-A4 A4 0.559% 5/15/19		7,810,000	7,854,142
	Series 2012-A4 A4 0.579% 11/15/19		10,255,000	10,319,381
	Series 2012-A5 A5 0.409% 1/16/18		4,000,000	4,004,504
#	Enterprise Fleet Financing 144A
	Series 2011-3 A2 1.62% 5/20/17		6,350,887	6,395,356
	Series 2012-1 A2 1.14% 11/20/17		2,405,000	2,417,701

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	Ford Credit Floorplan Master Owner Trust
	#Series 2010-3 A2 144A 1.909% 2/15/17	USD	20,785,000	$21,387,619
	Series 2010-5 A2 0.909% 9/15/15		4,950,000	4,967,063
	Series 2011-1 A2 0.809% 2/15/16		17,990,000	18,064,280
	Series 2012-1 A 0.679% 1/15/16		4,579,000	4,594,436
	GE Capital Credit Card Master Note Trust
	•Series 2011-1 A 0.759% 1/15/17		3,000,000	3,015,066
	•Series 2011-2 A 0.689% 5/15/19		5,570,000	5,616,576
	•Series 2011-3 A 0.439% 9/15/16		7,510,000	7,516,774
	•Series 2012-3 A 0.659% 3/15/20		500,000	502,767
	Series 2012-6 A 1.36% 8/17/20		2,140,000	2,161,526
•	GE Dealer Floorplan Master Note Trust
	Series 2012-1 A 0.781% 2/20/17		9,125,000	9,170,269
	Series 2012-2 A 0.961% 4/22/19		21,865,000	22,071,492
	Series 2012-3 A 0.701% 6/20/17		17,485,000	17,563,420
#	Golden Credit Card Trust 144A
	•Series 2011-2A A 0.609% 10/15/15		7,155,000	7,159,830
	Series 2012-2A A1 1.77% 1/15/19		1,900,000	1,956,705
	•Series 2012-3A A 0.659% 7/17/17		17,580,000	17,661,659
	Series 2012-5A A 0.79% 9/15/17		2,105,000	2,110,389
•#	Gracechurch Card Funding
	Series 2012-1A A1 144A 0.909% 2/15/17		14,615,000	14,756,064
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		122,379	124,068
	MBNA Credit Card Master Note Trust
	Series 2004-B1 B1 4.45% 8/15/16		7,475,000	7,812,429
•#	Mercedes-Benz Master Owner Trust
	Series 2012-BA A 144A 0.482% 11/15/16		7,345,000	7,345,000
#	Navistar Financial Dealer Note
	Master Trust 144A
	•Series 2011-1 A 1.36% 10/25/16		8,850,000	8,917,260
	Series 2012-A A2 0.85% 3/18/15		3,480,000	3,483,814
•	Nissan Master Owner Trust Receivables
	#Series 2010-AA A 144A 1.359% 1/15/15		5,665,000	5,667,289
	Series 2012-A A 0.679% 5/15/17		14,440,000	14,474,454
•#	Penarth Master Issuer Series 2011-2A A1
	144A 0.959% 11/18/15		11,000,000	11,043,637
•#	PFS Financing 144A
	Series 2010-DA A 1.659% 2/15/15		5,925,000	5,924,259
	Series 2012-AA A 1.409% 2/15/16		6,705,000	6,759,947

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
•# Trafigura Securitisation Finance
Series 2012-1A A 144A 2.609% 10/15/15	USD	3,700,000	$3,751,453
•# Volkswagen Credit Auto Master Trust
Series 2011-1A Note 144A 0.891% 9/20/16		15,000,000	15,105,075
Total Non-Agency Asset-Backed Securities
(cost $602,412,219)			603,252,368

Non-Agency Collateralized Mortgage Obligations – 0.04%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35		120,723	122,181
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		137,562	144,251
Series 2005-6 7A1 5.50% 7/25/20		101,619	105,750
• Bank of America Mortgage Securities
Series 2002-K 2A1 2.898% 10/20/32		4,836	4,931
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		102,864	107,004
# GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27		127,413	132,468
• JPMorgan Mortgage Trust
Series 2006-A2 3A3 5.52% 4/25/36		340,332	299,451
• Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 3.053% 12/25/34		25,473	26,382
Series 2006-AR5 2A1 2.616% 4/25/36		265,808	239,688
Total Non-Agency Collateralized Mortgage
Obligations (cost $1,026,367)			1,182,106

ΔRegional Bonds – 3.63%
Australia – 3.63%
New South Wales Treasury 6.00% 4/1/15	AUD	40,265,000	44,556,223
Queensland Treasury
5.75% 11/21/14	AUD	40,200,000	43,930,174
6.25% 6/14/19	AUD	3,430,000	4,112,076
Total Regional Bonds (cost $90,718,261)			92,598,473

«Senior Secured Loan – 0.00%
Seven Seas Cruises 6.25% 2/16/19	USD	83,938	85,358
Total Senior Secured Loan (cost $83,259)			85,358

	Principal amount°		Value (U.S. $)
ΔSovereign Bonds – 4.33%
Brazil – 0.78%
Brazil Notas do Tesouro Nacional
Serie F 10.00% 1/1/15	BRL	39,160,000	$19,942,386
			19,942,386
Indonesia – 1.31%
Indonesia Retail Bond 7.95% 8/15/13	IDR	315,700,000,000	33,331,925
			33,331,925
Norway – 0.92%
# Kommunalbanken 144A 1.00% 9/26/17	USD	3,958,000	3,960,980
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	19,403,159
			23,364,139
Republic of Korea – 0.44%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	10,956,240,000	11,196,236
			11,196,236
South Africa – 0.68%
Republic of South Africa 7.50% 1/15/14	ZAR	143,000,000	17,332,897
			17,332,897
Sweden – 0.20%
# Kommuninvest I Sverige AB 1.00% 10/24/17	USD	5,180,000	5,180,881
			5,180,881
Total Sovereign Bonds (cost $117,801,512)			110,348,464

U.S. Treasury Obligations – 6.40%
U.S. Treasury Notes
0.625% 11/30/17	USD	88,345,000	88,062,031
0.75% 12/31/17		28,565,000	28,616,331
∞1.625% 11/15/22		47,055,000	46,547,700
Total U.S. Treasury Obligations
(cost $163,884,163)			163,226,062

	Number of shares
Preferred Stock – 0.29%
• PNC Financial Services Group 8.25%		7,260,000	7,423,350
Total Preferred Stock (cost $7,271,507)			7,423,350

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
Short-Term Investments – 9.84%
≠Discount Notes – 3.19%
Federal Home Loan Bank
0.075% 1/4/13	USD	8,563,088	$8,563,079
0.10% 1/18/13		7,184,808	7,184,779
0.10% 1/23/13		20,134,285	20,134,165
0.12% 4/2/13		3,020,873	3,020,419
0.125% 3/6/13		19,280,202	19,278,853
0.13% 2/6/13		18,907,390	18,906,842
0.135% 2/15/13		4,159,626	4,159,472
			81,247,609
Repurchase Agreements – 0.96%
Bank of America 0.11%, dated 12/31/12,
to be repurchased on 1/2/13,
repurchase price $16,444,049
(collateralized by U.S. government
obligations 0.25%-2.375% 2/28/15-
12/15/15; market value $16,772,828)		16,443,949	16,443,949
BNP Paribas 0.15%, dated 12/31/12,
to be repurchased on 1/2/13,
repurchase price $7,952,581
(collateralized by U.S. government
obligations 0.125%-0.25%12/31/14-
5/15/15; market value $8,111,565)		7,952,514	7,952,514
			24,396,463
≠U.S. Treasury Obligations – 5.69%
U.S. Treasury Bill
0.04% 1/17/13		95,270,000	95,269,333
0.04% 3/21/13		35,965,324	35,962,807
0.04% 3/28/13		14,001,091	14,000,013
			145,232,153
Total Short-Term Investments
(cost $250,866,978)			250,876,225

Total Value of Securities – 109.77%
(cost $2,761,686,124)	$2,800,089,245
z«Liabilities Net of Receivables and
Other Assets – (9.77%)	(249,213,137)
Net Assets Applicable to 288,217,705
Shares Outstanding – 100.00%	$2,550,876,108

Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class A ($1,337,983,257 / 151,143,671 Shares)	$8.85
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class B ($680,174 / 76,849 Shares)	$8.85
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class C ($452,196,412 / 51,115,246 Shares)	$8.85
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class R ($17,242,972 / 1,947,401 Shares)	$8.85
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Institutional Class ($742,773,293 / 83,934,538 Shares)	$8.85

Components of Net Assets at December 31, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$2,538,793,158
Undistributed net investment income	450,497
Accumulated net realized loss on investments	(14,653,320)
Net unrealized appreciation of investments and derivatives	26,285,773
Total net assets	$2,550,876,108

°	Principal amount is stated in the currency in which each security is denominated.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2012. Interest rates reset periodically.

Statement of net assets
Delaware Limited-Term Diversified Income Fund

@	Illiquid security. At December 31, 2012, the aggregate value of illiquid securities was $1,216,893, which represented 0.05% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2012, the aggregate value of Rule 144A securities was $455,359,156, which represented 17.85% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.
Δ	Securities have been classified by country of origin.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2012.

∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
«	Includes foreign currency valued at $4,018,775 with a cost of $3,934,087.
z	Of this amount, $271,397,719 represents payable for securities purchased as of December 31, 2012.

Net Asset Value and Offering Price Per Share –
Delaware Limited-Term Diversified Income Fund
Net asset value Class A (A)	$8.85
Sales charge (2.75% of offering price) (B)	0.25
Offering price	$9.10

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchase of $100,000 or more.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2012:[1]

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(16,471,224)	USD	21,316,728	2/1/13	$(424,997)
GSC	EUR	(34,014,848)	USD	44,059,765	2/1/13	(839,235)
HSBC	EUR	(38,347,072)	USD	49,644,119	2/1/13	(973,340)
						$(2,237,572)

Futures Contracts

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Depreciation)
(93) EURO-OAT	$(16,513,861)	$(16,709,936)	3/12/13	$(196,075)
788 U.S. Treasury 10yr Note	104,984,759	104,631,625	3/29/13	(353,134)
	$88,470,898			$(549,209)

Statement of net assets
Delaware Limited-Term Diversified Income Fund

Swap Contracts
CDS Contracts

				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX.N.A.HY.19	USD	8,500,000	5.00%	12/20/17	$42,433
	ITRAXX Europe Subordinate
BAML	Financials 18.1 5 yr CDS	EUR	26,545,000	5.00%	12/20/17	(1,901,536)
	ITRAXX Europe Subordinate
BCLY	Financials 18.1 5 yr CDS	EUR	34,420,000	5.00%	12/20/17	(2,522,109)
	ITRAXX Europe Subordinate
HSBC	Financials 18.1 5 yr CDS	EUR	8,865,000	5.00%	12/20/17	(649,579)
JPMC	CDX.N.A.HY.19	USD	8,500,000	5.00%	12/20/17	37,173
	ITRAXX Europe Subordinate
JPMC	Financials 18.1 5 yr CDS	EUR	56,930,000	5.00%	12/20/17	(4,177,567)
MSC	CDX.N.A.HY.19	USD	9,000,000	5.00%	12/20/17	39,360
						$(9,131,825)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CDO — Collateralized Debt Obligation
CDS — Credit Default Swap
CLO — Collateralized Loan Obligation
EUR — European Monetary Unit
FHAVA — Federal Housing Administration & Veterans Administration
GNMA — Government National Mortgage Association
GPM — Graduated Payment Mortgage
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
NOK — Norwegian Krone
O.A.T. — Obligations Assimilables du Tresor
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year Ended December 31, 2012

Investment Income:
Interest	$46,450,537
Dividends	598,950	$47,049,487

Expenses:
Management fees	11,600,421
Distribution expenses – Class A	3,875,376
Distribution expenses – Class B	9,534
Distribution expenses – Class C	4,865,351
Distribution expenses – Class R	105,122
Dividend disbursing and transfer agent fees and expenses	2,805,992
Accounting and administration expenses	974,583
Registration fees	213,597
Reports and statements to shareholders	212,288
Legal fees	184,856
Custodian fees	162,544
Trustees’ fees	110,085
Audit and tax	98,430
Insurance fees	43,860
Pricing fees	30,285
Consulting fees	26,592
Dues and services	21,522
Trustees’ expenses	7,756	25,348,194
Less waived distribution expenses – Class A		(1,937,688)
Less waived distribution expenses – Class R		(17,520)
Less expense paid indirectly		(2,125)
Total operating expenses		23,390,861
Net Investment Income		23,658,626

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$30,081,633
Foreign currencies	2,085,791
Foreign currency exchange contracts	(4,144,864)
Futures contracts	(2,485,739)
Swap contracts	(1,826,980)
Net realized gain	23,709,841
Net change in unrealized appreciation (depreciation) of:
Investments	18,075,695
Foreign currencies	260,649
Foreign currency exchange contracts	(2,237,572)
Futures contracts	970,047
Swap contracts	(9,524,598)
Net change in unrealized appreciation (depreciation)	7,544,221
Net Realized and Unrealized Gain	31,254,062

Net Increase in Net Assets Resulting from Operations	$54,912,688

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Limited-Term Diversified Income Fund

	Year Ended
	12/31/12	12/31/11
Increase in Net Assets from Operations:
Net investment income	$23,658,626	$31,435,789
Net realized gain	23,709,841	20,642,579
Net change in unrealized appreciation (depreciation)	7,544,221	633,155
Net increase in net assets resulting from operations	54,912,688	52,711,523

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(25,111,795)	(29,006,578)
Class B	(10,591)	(29,992)
Class C	(5,348,567)	(8,260,576)
Class R	(280,007)	(312,694)
Institutional Class	(14,589,474)	(11,835,354)

Return of capital:
Class A	(610,884)	—
Class B	(450)	—
Class C	(230,005)	—
Class R	(8,288)	—
Institutional Class	(331,766)	—

Net realized gain:
Class A	(1,660,926)	(17,251,999)
Class B	(907)	(21,759)
Class C	(554,258)	(6,961,854)
Class R	(21,037)	(197,438)
Institutional Class	(982,562)	(7,614,090)
	(49,741,517)	(81,492,334)

	Year Ended
	12/31/12	12/31/11
Capital Share Transactions:
Proceeds from shares sold:
Class A	$639,349,891	$560,598,084
Class B	101,921	307,964
Class C	84,980,167	115,543,773
Class R	8,913,702	11,848,284
Institutional Class	596,223,465	430,088,689

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	24,841,160	39,219,662
Class B	11,057	43,148
Class C	5,376,258	13,170,527
Class R	303,692	508,427
Institutional Class	13,317,239	16,557,650
	1,373,418,552	1,187,886,208

Cost of shares redeemed:
Class A	(539,343,248)	(591,852,244)
Class B	(659,212)	(1,646,352)
Class C	(140,498,495)	(173,794,327)
Class R	(8,833,020)	(12,047,401)
Institutional Class	(437,857,572)	(259,173,763)
	(1,127,191,547)	(1,038,514,087)
Increase in net assets derived from
capital share transactions	246,227,005	149,372,121
Net Increase in Net Assets	251,398,176	120,591,310

Net Assets:
Beginning of year	2,299,477,932	2,178,886,622
End of year (including undistributed (distributions in
excess of) net investment income of $450,497 and
$(2,978,819), respectively)	$2,550,876,108	$2,299,477,932

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
$8.820	$8.920	$8.880	$8.180	$8.340

0.096	0.145	0.192	0.328	0.294
0.123	0.100	0.134	0.710	(0.112)
0.219	0.245	0.326	1.038	0.182

(0.174)	(0.220)	(0.143)	(0.338)	(0.342)
(0.004)	—	—	—	—
(0.011)	(0.125)	(0.143)	—	—
(0.189)	(0.345)	(0.286)	(0.338)	(0.342)

$8.850	$8.820	$8.920	$8.880	$8.180

2.49%	2.78%	3.70%	12.89%	2.21%

$1,337,983	$1,210,257	$1,217,992	$958,305	$252,563
0.81%	0.82%	0.83%	0.84%	0.84%
0.96%	0.97%	0.98%	1.04%	1.12%
1.07%	1.62%	2.14%	3.78%	3.55%
0.92%	1.47%	1.99%	3.58%	3.27%
262%	333%	411%	287%	351%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
$8.820	$8.920	$8.870	$8.180	$8.330

0.020	0.069	0.116	0.255	0.223
0.123	0.101	0.144	0.700	(0.101)
0.143	0.170	0.260	0.955	0.122

(0.098)	(0.145)	(0.067)	(0.265)	(0.272)
(0.004)	—	—	—	—
(0.011)	(0.125)	(0.143)	—	—
(0.113)	(0.270)	(0.210)	(0.265)	(0.272)

$8.850	$8.820	$8.920	$8.870	$8.180

1.62%	1.92%	2.94%	11.82%	1.47%

$680	$1,220	$2,529	$2,884	$3,728
1.66%	1.67%	1.68%	1.69%	1.69%
1.66%	1.67%	1.68%	1.74%	1.82%
0.22%	0.77%	1.29%	2.93%	2.70%
0.22%	0.77%	1.29%	2.88%	2.57%
262%	333%	411%	287%	351%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
$8.820	$8.910	$8.870	$8.180	$8.330

0.020	0.069	0.116	0.255	0.224
0.123	0.110	0.133	0.699	(0.102)
0.143	0.179	0.249	0.954	0.122

(0.098)	(0.144)	(0.066)	(0.264)	(0.272)
(0.004)	—	—	—	—
(0.011)	(0.125)	(0.143)	—	—
(0.113)	(0.269)	(0.209)	(0.264)	(0.272)

$8.850	$8.820	$8.910	$8.870	$8.180

1.62%	2.03%	2.82%	11.80%	1.47%

$452,197	$500,237	$550,958	$327,809	$52,505
1.66%	1.67%	1.68%	1.69%	1.69%
1.66%	1.67%	1.68%	1.74%	1.82%
0.22%	0.77%	1.29%	2.93%	2.70%
0.22%	0.77%	1.29%	2.88%	2.57%
262%	333%	411%	287%	351%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
$8.820	$8.920	$8.880	$8.180	$8.340

0.065	0.114	0.161	0.298	0.265
0.123	0.100	0.133	0.710	(0.112)
0.188	0.214	0.294	1.008	0.153

(0.143)	(0.189)	(0.111)	(0.308)	(0.313)
(0.004)	—	—	—	—
(0.011)	(0.125)	(0.143)	—	—
(0.158)	(0.314)	(0.254)	(0.308)	(0.313)

$8.850	$8.820	$8.920	$8.880	$8.180

2.13%	2.42%	3.34%	12.50%	1.86%

$17,243	$16,796	$16,639	$6,331	$1,446
1.16%	1.17%	1.18%	1.19%	1.19%
1.26%	1.27%	1.28%	1.34%	1.42%
0.72%	1.27%	1.79%	3.43%	3.20%
0.62%	1.17%	1.69%	3.28%	2.97%
262%	333%	411%	287%	351%

Financial highlights
Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
$8.820	$8.920	$8.870	$8.180	$8.340

0.109	0.159	0.206	0.341	0.306
0.123	0.100	0.143	0.700	(0.111)
0.232	0.259	0.349	1.041	0.195

(0.187)	(0.234)	(0.156)	(0.351)	(0.355)
(0.004)	—	—	—	—
(0.011)	(0.125)	(0.143)	—	—
(0.202)	(0.359)	(0.299)	(0.351)	(0.355)

$8.850	$8.820	$8.920	$8.870	$8.180

2.64%	2.94%	3.97%	12.93%	2.37%

$742,773	$570,968	$390,769	$68,659	$7,420
0.66%	0.67%	0.68%	0.69%	0.69%
0.66%	0.67%	0.68%	0.74%	0.82%
1.22%	1.77%	2.29%	3.93%	3.70%
1.22%	1.77%	2.29%	3.88%	3.57%
262%	333%	411%	287%	351%

Notes to financial statements
Delaware Limited-Term Diversified Income Fund	December 31, 2012

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 2% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuation provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using, daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (December 31, 2009 – December 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes, the Fund only has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2012.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended December 31, 2012, the Fund earned $2,125 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC had voluntarily agreed to waive that portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) did not exceed 0.70% of the Fund’s average daily net assets through April 26, 2012. This expense waiver and reimbursement applied only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2012, the Fund was charged $122,169 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contractually agreed to limit the Class A and Class R shares’ 12b-1 fees through April 30, 2013 to no more than 0.15% and 0.50%, respectively, of the classes’ average daily net assets.

At December 31, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$1,015,493
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	59,636
Distribution fees payable to DDLP	567,226
Other expenses payable to DMC and affiliates	117,921

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended December 31, 2012, the Fund was charged $68,025 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended December 31, 2012, DDLP earned $62,228 for commissions on sales of the Fund’s Class A shares. For the year ended December 31, 2012, DDLP received gross CDSC commissions of $3,725, $310 and $21,013 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended December 31, 2012, the Fund made purchases of $3,510,524,072 and sales of $3,247,785,038 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2012, the Fund made purchases of $3,027,847,796 and sales of $2,942,667,120 of long-term U.S. government securities.

At December 31, 2012, the cost of investments for federal income tax purposes was $2,775,180,010. At December 31, 2012, net unrealized appreciation was $24,909,235 of which $55,070,840 related to unrealized appreciation of investments and $30,161,605 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed
Securities	$—	$1,139,346,012	$15,271,453	$1,154,617,465
Corporate Debt	—	991,192,189	—	991,192,189
Foreign Debt	—	202,946,937	—	202,946,937
Municipal Bonds	—	29,807,017	—	29,807,017
U.S. Treasury Obligations	—	163,226,062	—	163,226,062
Preferred Stock	—	7,423,350	—	7,423,350
Short-Term Investments	—	250,876,225	—	250,876,225
Total	$—	$2,784,817,792	$15,271,453	$2,800,089,245

Foreign Currency
Exchange Contracts	$—	$(2,237,572)	$—	$(2,237,572)
Futures Contracts	(549,209)	—	—	(549,209)
Swap Contracts	—	(9,131,825)	—	(9,131,825)

During the year ended December 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Year Ended
	12/31/12	12/31/11
Ordinary income	$46,899,045	$66,369,279
Long-term capital gains	1,661,079	15,123,055
Return of Capital	1,181,393	—
Total	$49,741,517	$81,492,334

5. Components of Net Assets on a Tax Basis

As of December 31, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,538,793,158
Qualified late year losses deferred	(9,632,566)
Other temporary differences	6,332,922
Unrealized appreciation	15,382,594
Net assets	$2,550,876,108

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts and forwards, distributions, tax treatment of CDS contracts, contingent payment debt instruments, and tax treatment of market discount and premium on debt instruments.

Qualified late year losses represent losses realized on investment transactions from November 1, 2012 through December 31, 2012 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, contingent payment debt instruments, foreign tax capital gain, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2012 the Fund recorded the following reclassifications:

Undistributed net investment income.	$25,111,124
Accumulated net realized loss	(23,929,731)
Paid in Capital	(1,181,393)

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/12	12/31/11
Shares sold:
Class A	71,668,066	62,543,833
Class B	11,410	34,354
Class C	9,533,131	12,904,071
Class R	999,767	1,330,666
Institutional Class	66,766,866	48,027,122

Shares issued upon reinvestment of dividends and distributions:
Class A	2,787,479	4,412,404
Class B	1,242	4,860
Class C	603,932	1,485,861
Class R	34,073	57,208
Institutional Class	1,495,022	1,864,680
	153,900,988	132,665,059

Shares redeemed:
Class A	(60,503,288)	(66,317,551)
Class B	(74,133)	(184,453)
Class C	(15,766,567)	(19,456,065)
Class R	(990,037)	(1,349,166)
Institutional Class	(49,073,187)	(28,971,969)
	(126,407,212)	(116,279,204)
Net increase	27,493,776	16,385,855

For the years ended December 31, 2012 and 2011, 25,114 Class B shares were converted to 25,109 Class A shares valued at $222,987 and 47,113 Class B shares were converted to 47,102 Class A shares valued at $419,714, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility.

The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of December 31, 2012 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended December 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended December 31, 2012.

Swap Contracts — The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund had posted $24,080,000 in cash collateral for certain open derivatives.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair value of derivative instruments as of December 31, 2012 was as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets		Net Assets
	Location	Fair Value	Location	Fair Value
Forward currency exchange contracts (Foreign currency
exchange contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(2,237,572)
Interest rate contracts (Future contracts)	Liabilities net of receivables and other assets	—		(549,209)
Credit contracts (Swap Contracts)	Liabilities net of receivables and other assets	118,966	Liabilities net of receivables and other assets	(9,250,791)
Total		$118,966		$(12,037,572)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2012 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation)
	Location of Gain (Loss) on	Derivatives	on Derivatives
	Derivatives Recognized in	Recognized in	Recognized in
	Income	Income	Income
Forward currency exchange contracts (Foreign currency
exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(4,144,864)	$(2,237,572)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,485,739)	970,047
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,826,980)	(9,524,598)
Total		$(8,457,583)	$(10,792,123)

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2012.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	19,005,936	USD	160,614,108
Futures contracts (average notional value)		19,294,848		26,802,609
Options contracts (average notional value)		557,440		—
Swap contracts (average notional value)*		32,565,349		7,360,841
	EUR	91,254,464		—

*Long represents buying protection and short represents selling protection.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended December 31, 2012, the Fund had no securities out on loan.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

10. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds
and the Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2013

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of Delaware Limited-Term Diversified Income Fund investment advisory agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and ten-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the five-year period was in the second quartile. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of Delaware Limited-Term Diversified Income Fund investment advisory agreement (continued)

the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2012, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total
Distributions	Distributions	of	Distributions
(Tax Basis)	(Tax Basis)	Capital	(Tax Basis)
3.34%	94.29%	2.37%	100.00%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund have been determined to be interest-related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended December 31, 2012, the Fund has designated maximum distributions of Qualified Short-Term Capital Gain of $11,421,338.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	71	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International
(April 2012–Present)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice Chairman	71	None
(2010–Present)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
Anthony Knerr &
Associates
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Vice Chairman
PNC Financial Service Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of  the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,270 for the fiscal year ended December 31, 2012.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $73,314 for the fiscal year ended December 31, 2011.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,250 for the fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,350 for the fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2011.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,528,331 and $5,228,766 for the registrant’s fiscal years ended December 31, 2012 and December 31, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 1, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 1, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 1, 2013